UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): June 14, 2005 (June 11, 2005)


                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     814-00063                 13-2949462
(State or other jurisdiction     Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                      Suite 1601, Buliding A, Jinshan Tower
                      No. 8, Shan Xi Road Nanjing, Jiangsu
                                  China, 210009
                           --------------------------
                    (Address of principal executive offices)


                                86 (25) 8320 5758
                      -------------------------------------
              (Registrant's telephone number, including area code)


       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 11, 2005, the Registrant signed a Purchase Agreement under which, the Registrant acquired controlling ownership interest (approximately 51%) in Suzhou Erye Pharmaceutical Limited Company ("Erye"), a Chinese company specialized in research and development, production and sales of pharmaceutical products as well as chemicals used in pharmaceutical products. The board of directors of the Registrant approved the acquisition.

Total consideration paid by the Registrant to acquire 51% ownership interest in Erye is $3,000,000 cash to be paid in installments and 3,300,000 million shares of the common stock of the Registrant.

The acquisition of 51% of the ownership interest of Erye, adds new drug products to the Registrant's pipeline, manufacturing capabilities that comply with China Good Manufacturing Practices (GMP) standard and marketing network that covers 25 provinces in China. Erye has obtained production certificates for 68 drug items, among which 27 are in production, mainly antibiotics drugs such as Cefotaxime Sodium for injection, Ceftriaxone Sodium for injection, Amoxicillin for injection, and Compound Amoxicillin for injection. Erye's sales reached RMB167 million in 2004, with raw material Acetylspiramycin per oral taking 15% of domestic market share, and Cloxacillin Sodium taking 80% of domestic market share.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the transaction described in this report, but in no event later than the applicable required time frame.

     (b) Pro Forma Financial Information.

     These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the transaction described in this report, but in no event later than the applicable required time frame.

     (c) Exhibits.

     1 Purchase Agreement between the Registrant and the shareholders of Erye represented by Mr. Shi Mingsheng dated as of June 11, 2005

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                                     - 3 -

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                      By: /s/ Peng Mao
                                         -----------------------------
                                         Name:  Peng Mao
                                         Title: Chairman and
                                         Chief Executive Officer

Dated:  June 14, 2005